Morgan Stanley Capital Opportunities Trust
                          Item 77(O) 10F-3 Transactions
                        July 1, 2003 - December 31, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
Ipass, Inc  07/23/  7,000,   $14.00 $98,000,   2,300  0.033%   0.00    Morgan
              03      000              000                      9%    Stanley,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                     Boston, SG
                                                                     Cowen and
                                                                       Thomas
                                                                       Weisel
                                                                      Partners
                                                                        LLC

                                                                       Morgan
 Seagate                                                              Stanley,
Technology  07/24/  60,000   $18.75 $1,125,0  13,100  0.022%   0.06  JP Morgan,
              03     ,000              00                       3%   Citigroup,
                                       000                            Goldman
                                                                      Sachs &
                                                                      Co, Bear
                                                                     Stearns &
                                                                      Co Inc,
                                                                       Lehman
                                                                     Brothers,
                                                                      Merrill
                                                                      Lynch &
                                                                      Co, and
                                                                       Thomas
                                                                       Weisel
                                                                       Partn


                                                                     Citigroup,
 Amphenol                                                             Merrill
Corporatio  08/15/  8,700,   $50.00 $435,000   7,300  0.084%   0.09   Lynch &
    n         03      000             ,000                      7%   Co, Morgan
                                                                      Stanley,
                                                                       Lehman
                                                                     Brothers,
                                                                        UBS
                                                                     Investment
                                                                       Bank,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                        , JP
                                                                     Morgan and
                                                                       Thomas
                                                                       Weisel
                                                                      Partners
                                                                        LLC


                                                                       Morgan
Accenture   09/23/  82,000   $21.00 $1,722,0  55,650  0.068%   0.31   Stanley,
   Ltd        03     ,000              00,                      1%   JP Morgan,
                                       000                             Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                        UBS
                                                                     Investment
                                                                     Bank, Banc
                                                                     of America
                                                                     Securities
                                                                        LLC,
                                                                     Citigroup,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                     , Merrill
                                                                      Lynch &
                                                                       Co, SG
                                                                       Cowen,
                                                                      Wachovia
                                                                     Securities
                                                                      , Lehman
                                                                     Brothers,
                                                                     Needham &
                                                                      Company
                                                                        Inc,
                                                                     SoundView
                                                                     Technology
                                                                       Group,
                                                                        Bear
                                                                     Stearns &
                                                                      Co Inc,
                                                                      ABN AMRO
                                                                      Rothsch,
                                                                     Cazenove,
                                                                     Robert W.
                                                                      Braid &
                                                                      Co, Legg
                                                                     Mason Wood
                                                                      Walker,
                                                                       Scotia
                                                                      Capital
                                                                        and
                                                                      Pacific
                                                                       Growth
                                                                      Equities


 Carter's   10/23/  6,250,   $19.00 $118,750   2,900  0.046%   0.01   Goldman
   Inc        03      000             ,000                      3%    Sachs &
                                                                      Co, Banc
                                                                     of America
                                                                     Securities
                                                                        LLC,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                     Boston and
                                                                       Morgan
                                                                      Stanley


                                                                       Credit
                                                                       Suisse
 Overnite                                                              First
Corporatio  10/30/  25,000   $19.00 $475,000  12,100  0.048%   0.05   Boston,
    n         03     ,000             ,000                      4%     Morgan
                                                                      Stanley,
                                                                     Citigroup,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                      LLC, JP
                                                                     Morgan and
                                                                      Merrill
                                                                     Lynch & Co